INCOME TAXES	12 Months Ended
Dec. 31, 2018
Statements [Line Items]
INCOME TAXES [Text Block]

9.           INCOME TAXES

A reconciliation of income taxes calculated at the combined statutory tax rate to the income tax expense is as follows:

	2018	2017
Net loss for the year	$(5,771,550)	$(4,875,261)

Expected income tax (recovery)	$(1,558,000)	$(1,268,000)
Change instatutory, foreign tax, foreign exchange rates and other	(507,000)	(52,000)
Permanent differences	611,000	686,000
Share issue cost	(425,000)	(199,000)
Adjustment to prior years provision versus statutory tax returns	(15,000)	35,000
Change in unrecognized deductible temporary differences	1,894,000	798,000
Total income taxexpense (recovery)	$-	$-

The tax effects of temporary differences that give rise to significant portions of the deferred taxed assets (liabilities) are as follows:

	2018	2017
Deferred tax assets (liabilities)
Exploration and evaluation assets	$506,000	$(246,000)
Property and equipment	41,000	(4,000)
Share issue costs	576,000	333,000
Non-capital losses available for future period	1,995,000	1,141,000
Unrecognized deferred tax assets	(3,118,000)	(1,224,000)
Net deferred tax assets (liabilities)	$-	$-

At December 31, 2018, the Company has non-capital loss carry-forwards of approximately $7,295,000 (Canada) and $83,000 (Mexico) for income tax purposes. The non-capital losses in Canada may be utilized to reduce future years' taxable income and expire over the years 2035 to 2038. The non-capital losses in Mexico may be utilized to reduce future years’ taxable income and expire in 2028. Deferred tax assets, which may arise as a result of these losses, have not been recognized as the Company determined that, as at December 31, 2018, their realization is uncertain.